                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        -----------------------

                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934

                      ---------------------------


                   Date of Report (Date of earliest
                   event reported): August 14, 2002



                     THE ST. PAUL COMPANIES, INC.
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)


          Minnesota            001-10898             41-0518860
     ------------------- ----------------------  -------------------
         (State of         (Commission File       (I.R.S. Employer
       Incorporation)           Number)          Identification No.)



     385 Washington St., St. Paul, MN               55102
     --------------------------------             ---------
   (Address of principal executive offices)       (Zip Code)


                            (651) 310-7911
                  ----------------------------------
                    (Registrant's telephone number,
                         including area code)




                                  N/A
     ------------------------------------------------------------
         (Former name or former address, if changed since last
                                report)

Item 9.    Regulation FD Disclosure
           ------------------------

     The following Statements Under Oath were delivered to the Securities and Exchange Commission on Wednesday, August 14,
     2002:


             Statement Under Oath of Principal Executive Officer
      Regarding Facts and Circumstances Relating to Exchange Act Filings
      ------------------------------------------------------------------


     I, Jay S. Fishman, Chief Executive Officer of The St. Paul
     Companies, Inc. (the "Company"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - the Annual Report on Form 10-K of the Company, filed on March 29, 2002 with the Commission;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.



    Jay S. Fishman
    --------------                Subscribed and sworn to before me
    Jay S. Fishman                this 14th day of August, 2002
    August 14, 2002
                                  Kristi L. Gilbertson
                                  --------------------
                                  Kristi L. Gilbertson
                                  Notary Public

                                  My Commission Expires: January 31, 2005
                                                         ----------------

             Statement Under Oath of Principal Financial Officer
      Regarding Facts and Circumstances Relating to Exchange Act Filings
      ------------------------------------------------------------------


     I, Thomas A. Bradley, Chief Financial Officer of The St.
     Paul Companies, Inc. (the "Company"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of the Company, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - the Annual Report on Form 10-K of the Company, filed on March 29, 2002 with the Commission;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.



     Thomas A. Bradley
     -----------------                  Subscribed and sworn to before me
     Thomas A. Bradley                  this 14th day of August, 2002
     August 14, 2002
                                        Jodi Thomas
                                        -----------
                                        Jodi Thomas
                                        Notary Public

                                        My Commission Expires: February 17, 2006
                                                               -----------------

          Pursuant to the requirements of the Securities Exchange
     Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.




                                 By: Bruce A. Backberg
                                     -----------------
                                     Bruce A. Backberg
                                     Senior Vice President


Date: August 14, 2002